SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         SIGNET BANKING CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:




                                     [LOGO]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE HEREBY IS GIVEN that the annual meeting of shareholders of Signet Banking Corporation (the "Corporation") will be held at The Jefferson Hotel, Franklin and Adams Streets, Richmond, Virginia, on Tuesday, May 28, 1996, at 2:00 p.m., Eastern Time, for the following purposes:


                (a)   to elect twelve Directors to serve for the ensuing year;

                (b)   to approve the 1996 Non-Employee Directors Stock Option
                      Plan;

                (c) to ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for 1996; and

                (d) to transact such other business as properly may come before the meeting or any adjournment thereof.


         Only shareholders of the Corporation's Common Stock of record at the close of business on April 15, 1996, will be entitled to vote at the meeting and any adjournment thereof.


         The Board of Directors believes that the above proposals are in the best interests of the Corporation and its shareholders and therefore recommends that you vote "FOR" each proposal.

         It is important that your shares be represented and voted. Please mark, date and sign the enclosed proxy and return it promptly in the enclosed envelope, regardless of whether you expect to attend the meeting. If for any reason you desire to revoke your proxy, you may do so at any time before it is voted. You are cordially invited to attend the meeting.

                                              By Order of the Board of Directors

                                              /s/ SARA REDDING WILSON
                                                  SARA REDDING WILSON

                                              Corporate Secretary


April 25, 1996







                                 PROXY STATEMENT


         Proxies in the form enclosed are solicited by the Corporation to be voted at the annual meeting of shareholders to be held on May 28, 1996, and any adjournment thereof. Proxies may be revoked at any time before they are voted by delivery of notice of revocation to the Corporation's Corporate Secretary. Unrevoked proxies will be voted as designated thereon. The cost of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees at nominal cost by telephone or visit and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners. In addition, the Corporation has retained Georgeson & Co., Inc., to assist in the solicitation of proxies for an aggregate fee of not more than $8,000 plus reasonable out-of-pocket expenses. It is contemplated that this proxy statement and the enclosed proxy will be sent to shareholders on or about April 25, 1996. The mailing address of the principal office of the Corporation is 7 North Eighth Street, P. O. Box 25970, Richmond, Virginia 23260.

         Only shareholders of the Corporation's Common Stock of record at the close of business on April 15, 1996, are entitled to vote at the meeting. On that date, there were outstanding 59,398,418 shares of Common Stock of the Corporation entitling the holders thereof to one vote per share on all matters brought before the meeting.


         Except for the election of Directors, action on matters submitted to a vote of the shareholders at the meeting will be approved if a quorum is present and the votes cast in favor of the matter constitute a majority of the votes cast for or against the matter. With respect to the election of Directors, the twelve nominees receiving the greatest number of votes cast for the election of Directors will be elected, assuming a quorum is present at the meeting. Presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. Shares for which the holder has elected to abstain or withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum but will have no effect on the action taken with respect to such matter.





                              ELECTION OF DIRECTORS

         The persons named below have been nominated to serve as Directors of the Corporation until the next annual meeting of shareholders and until their successors duly have been elected. Each nominee has agreed to serve if elected.

         The persons named on the enclosed proxy will vote "FOR" the election of the nominees named below unless authority is withheld. If for any reason any of the persons named below should become unavailable to serve, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

THE NOMINEES ARE:


                                            PRINCIPAL OCCUPATION OR                 DIRECTOR OF
                                             EMPLOYMENT DURING THE                  CORPORATION
       NAME                                     LAST FIVE YEARS                        SINCE              AGE
                                 Retired on September 1, 1991,  from the office         1985              67
                                 of  President  and  Chief  Executive  Officer,
                                 Chesapeake  and Potomac  Telephone  Company of
      [Photo]                    Maryland   (Telecommunications),    Baltimore,
                                 Maryland.  Prior  to  January,  1990,  he  was
                                 President of Chesapeake and Potomac  Telephone
                                 Company  of  Maryland.  He also is a  Director
                                 of Signet Bank.

J. Henry Butta

- -------------------------------------------------------------------------------------------------------------------

                                 Chairman  of the  Board  and  Chief  Executive         1984              56
                                 Officer,   Trigon   Blue  Cross  Blue   Shield
      [Photo]                    (Health Plans), Richmond, Virginia. He also
                                 is a Director of Signet Bank.

Norwood H. Davis, Jr.

- -------------------------------------------------------------------------------------------------------------------

                                 Chairman  of the  Board  and  Chief  Executive         1993              46
                                 Officer, Heilig-Meyers Company (Retail Home
      [Photo]                    Furnishings), Richmond, Virginia. He also is
                                 a Director of Signet Bank.

William C. DeRusha

- -------------------------------------------------------------------------------------------------------------------




                                            PRINCIPAL OCCUPATION OR                 DIRECTOR OF
                                             EMPLOYMENT DURING THE                  CORPORATION
       NAME                                     LAST FIVE YEARS                        SINCE              AGE
                                 Chairman  of the  Board  and  Chief  Executive         1978              54
                                 Officer of the  Corporation  and  Chairman  of
                                 Signet  Bank and  Signet  Bank  N.A.  Prior to
      [Photo]                    April,   1990,  he  was  President  and  Chief
                                 Executive   Officer  of  the  Corporation  and
                                 Signet Bank/Virginia.  Prior to  April,  1989,
                                 he was President and Chief  Operating  Officer
                                 of the  Corporation  and  President  and Chief
Robert M. Freeman                Executive  Officer of Signet Bank/Virginia. He
                                 also is a Director of Signet Bank.

- -------------------------------------------------------------------------------------------------------------------

                                 Chairman,   President   and  Chief   Executive         1995              53
                                 Officer,  Cadmus  Communications  Corporation
                                 (Printing    and    Publishing),     Richmond,
                                 Virginia.  Prior  to  February,  1995,  he was
                                 President  and  Chief  Executive   Officer  of
      [Photo]                    Cadmus   Communications   Corporation.    From
                                 August,   1990  to   August,   1992,   he  was
                                 President  and  Chief  Operating   Officer  of
                                 Cadmus.  From  1987  to  1992,  he  served  as
                                 President  and  Chief  Executive   Officer  of
                                 William    Byrd   Press,    Inc.,   a   Cadmus
C. Stephenson Gillispie, Jr.     subsidiary.  He also is a  Director  of Signet
                                 Bank.

- -------------------------------------------------------------------------------------------------------------------

                                 Chairman  of the  Board  and  Chief  Executive         1995              38
                                 Officer    of   First    Colony    Corporation
                                 (Insurance),   Richmond,  Virginia.  Prior  to
                                 February,  1992,  he was  President  of  First
      [Photo]                    Colony  Investment  Company and Vice President
                                 and Treasurer of Ethyl  Corporation.  Prior to
                                 August,   1991,  he  was  Treasurer  of  Ethyl
                                 Corporation.  He also is a Director  of Signet
                                 Bank.
Bruce C. Gottwald, Jr.

- -------------------------------------------------------------------------------------------------------------------

                                 President,   Hampton  University  (Educational         1989              55
                                 Institution),  Hampton,  Virginia,  and Owner,
      [Photo]                    Pepsi-Cola    Bottling   Company,    Houghton,
                                 Michigan.  He also  is a  Director  of  Signet
                                 Bank.

William R. Harvey

- -------------------------------------------------------------------------------------------------------------------




                                            PRINCIPAL OCCUPATION OR                 DIRECTOR OF
                                             EMPLOYMENT DURING THE                  CORPORATION
       NAME                                     LAST FIVE YEARS                        SINCE              AGE
                                 President,  Glaize  Developments,  Inc.  (Land         1977              64
                                 Development), Winchester, Virginia. From July
      [Photo]                    1, 1988 to June 30, 1992, she was Mayor, City
                                 of Winchester, Virginia. She also is a Director
                                 of Signet Bank.

Elizabeth G. Helm

- -------------------------------------------------------------------------------------------------------------------

                                 President  Emeritus,  The Johns Hopkins Health         1985              67
                                 System and Consultant.  Prior to July 1,  1992
                                 he was President,  Chief Executive Officer and
      [Photo]                    Trustee,   Johns  Hopkins  Health  System  and
                                 Johns   Hopkins    Hospital    (Medical   Care
                                 Services),  Baltimore,  Maryland. He also is a
                                 Director of Signet Bank.


Robert M. Heyssel

- -------------------------------------------------------------------------------------------------------------------

                                 President and Chief  Operating  Officer of the         1986              57
                                 Corporation  and President and Chief Executive
                                 Officer  of  Signet  Bank.   Prior  to  April,
      [Photo]                    1990,    he   was   Vice   Chairman   of   the
                                 Corporation,  Signet  Bank/Maryland and Signet
                                 Bank/Virginia.   He  also  is  a  Director  of
                                 Signet Bank and Signet Bank N.A.


Malcolm S. McDonald

- -------------------------------------------------------------------------------------------------------------------

                                 Chairman  of the  Board  and  Chief  Executive         1985              66
                                 Officer, Crown Central Petroleum Corporation
      [Photo]                    (Independent Refiners/Marketers), Baltimore,
                                 Maryland. He also is a Director of Signet
                                 Bank.

Henry A. Rosenberg, Jr.

- -------------------------------------------------------------------------------------------------------------------





                                            PRINCIPAL OCCUPATION OR                 DIRECTOR OF
                                             EMPLOYMENT DURING THE                  CORPORATION
       NAME                                     LAST FIVE YEARS                        SINCE              AGE
                                 Chairman  of the  Board  and  Chief  Executive         1992              52
                                 Officer of  American  Trading  and  Production
                                 Corporation (Diversified  Manufacturing,  Real
                                 Estate   and   Oil   and   Gas    Operations),
                                 Baltimore,  Maryland.  Prior to June, 1992, he
      [Photo]                    was President and Chief  Executive  Officer of
                                 American  Trading and Production  Corporation.
                                 Prior to January,  1991,  he was President and
                                 Chief  Operating  Officer of American  Trading
                                 and  Production  Corporation.  He  also  is  a
                                 Director of Signet Bank.
Louis B. Thalheimer

- -------------------------------------------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's Executive Officers and Directors and persons who own more than ten percent of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Executive Officers, Directors and greater than ten percent shareholders are required to furnish the Corporation with copies of all
Section 16(a) reports that they file.

         Based solely on its review of the copies of Section 16(a) reports received by it, or written representations from certain reporting persons that no such reports were required for those persons, the Corporation believes that, during the period from January 1, 1995, to December 31, 1995, all filing requirements applicable to its Directors, Executive Officers and greater than ten percent shareholders were complied with, except that Messrs. Freeman and McDonald inadvertently filed late one report covering one transaction.

         On April 1, 1996, an individual claiming to be a shareholder of the Corporation filed in the Circuit Court of Fairfax County, Virginia, a shareholder's derivative action against the directors of the Corporation (and the Corporation itself, as nominal defendant). The action alleges that the directors breached their fiduciary duties in connection with fraudulently-obtained computer lease financing made by subsidiaries of the Corporation in which the purported lessee is a Fortune 100 Corporation. The individual defendants in the action believe that the suit is totally without merit and intend to defend it vigorously.

OTHER DIRECTORSHIPS

       The nominees are directors of the following companies in addition to those mentioned in the table:

       Mr. Davis:  Hilb, Rogal and Hamilton Company

       Mr. DeRusha:  Best Products Co., Inc.; Peebles Inc.

       Mr. Freeman:  Crown Central Petroleum Corporation; Trigon Blue Cross Blue
                     Shield

       Mr. Gottwald:  Ethyl Corporation; Albemarle Corporation

       Dr. Harvey:  Trigon Blue Cross Blue Shield; International Guaranty
                    Insurance Company

       Mrs. Helm:  Shenandoah Life Insurance Company; Trigon Blue Cross Blue
                   Shield

       Dr. Heyssel:  Monsanto Company

       Mr. McDonald:  Peebles Inc.; American Trading and Production Corporation

       Mr. Rosenberg:  USF&G Corporation; American Trading and Production
                       Corporation





STOCK OWNERSHIP


         The following table provides information as of March 31, 1996, as to the shares of the Corporation's Common Stock beneficially owned, as that term is defined by the Securities and Exchange Commission, by each nominee for Director, by each of the five Executive Officers named in the Summary Compensation Table on page 9, by all Directors and Executive Officers of the Corporation as a group and by those persons or entities known by the Board of Directors to be the beneficial owners of 5% or more of the Corporation's Common Stock:


                                                                     NUMBER OF SHARES
                    NAME                                       BENEFICIALLY OWNED (1)(2)(3)       % OF CLASS
                    ----                                       ----------------------------       ----------
       DIRECTORS
       J. Henry Butta                                                      2,020                         *
       Norwood H. Davis, Jr.                                              97,799    (4)(5)               *
       William C. DeRusha                                                  2,000                         *
       C. Stephenson Gillispie, Jr.                                        1,000                         *
       Bruce C. Gottwald, Jr.                                              1,001    (4)                  *
       William R. Harvey                                                   8,280                         *
       Elizabeth G. Helm                                                  24,801    (4)(5)               *
       Robert M. Heyssel                                                   4,335    (5)                  *
       Henry A. Rosenberg, Jr.                                         2,516,287    (4)(6)              4.2
       Louis B. Thalheimer                                             2,516,287    (6)                 4.2


       NAMED EXECUTIVE OFFICERS
       Robert M. Freeman**                                               501,941    (7)                  *
       Malcolm S. McDonald**                                             332,812    (8)                  *
       Wallace B. Millner, III                                           222,602    (9)                  *
       T. Gaylon Layfield, III                                           145,847    (10)                 *
       Kenneth H. Trout                                                   95,689    (11)                 *

       DIRECTORS & EXECUTIVE OFFICERS AS A GROUP (20)                  4,390,367    (12)                7.4

       5% BENEFICIAL OWNERS
       Neuberger & Berman L.P.                                         3,249,564    (13)                5.5
       Dietche & Field Advisers, Inc.                                  4,628,800    (14)                7.9
- ---------------------------------------

         *Less than 1% of Class
         **Messrs. Freeman and McDonald also are Directors of the Corporation.

         (1) Under a policy adopted by the Board of Directors, each Director must own 1,000 shares of Common Stock within twelve months of his or her election.

         (2) Each person individually has sole voting and investment power over all of the shares listed except as set forth below.

         (3) On February 28, 1995, the Corporation distributed to eligible shareholders 58,477,850 shares of common stock of Capital One Financial Corporation in a tax-free spin-off. On March 15, 1995, the exercise price and aggregate number of all options outstanding on February 28, 1995 were adjusted pursuant to a formula that maintained the aggregate value of the options existing prior to the spin-off.

         (4) Includes shares held in the Amended Investor Stock Purchase Plan as follows: Mr. Davis, 12,804 shares, Mrs. Helm, 3,992 shares, Mr. Gottwald, 38 shares, Mr. Rosenberg, 1,609 shares.

         (5) Includes shares for which there is shared voting and/or investment power as follows: Mr. Davis, 512 shares, Mrs. Helm, 5,105 shares, and Dr. Heyssel, 1,200 shares.


         (6) Mr. Rosenberg and Mr. Thalheimer, Directors of the Corporation, and their affiliates, had voting and investment power with respect to 2,516,287 shares of Common Stock of the Corporation. Mr. Rosenberg and Mr. Thalheimer each are deemed to be the beneficial owner of all the shares held by the group. Mr. Rosenberg has sole voting and investment power as to 1,871 shares and shared voting and/or investment power as to 1,252,158 shares. Mr. Thalheimer has sole voting and investment power as to 35,100 shares and shared voting and/or investment power as to 1,252,702 shares.

         (7) Includes 345,092 shares that may be acquired within 60 days by the exercise of stock options, 36,152 shares held in the Employee Savings Plan and 27,085 shares for which there is shared voting and/or investment power.

         (8) Includes 231,157 shares that may be acquired within 60 days by the exercise of stock options, 12,671 shares held in the Employee Savings Plan and 5,729 shares for which there is shared voting and/or investment power.

         (9) Includes 156,675 shares that may be acquired within 60 days by the exercise of stock options, 4,048 shares held in the Employee Savings Plan and 185 shares for which there is shared voting and/or investment power.

         (10) Includes 104,626 shares that may be acquired within 60 days by the exercise of stock options, 751 shares held in the Employee Stock Purchase Plan, 1,605 shares held in the Employee Savings Plan and 1,100 shares for which there is shared voting and/or investment power.


         (11) Includes 69,091 shares that may be acquired within 60 days by the exercise of stock options and 8 shares for which there is shared voting and/or investment power.


         (12) Includes 1,127,833 shares that may be acquired within 60 days by the exercise of stock options, 16,110 shares held in the Employee Stock Purchase Plan, 21,933 shares held in the Amended Investor Stock Purchase Plan, 75,516 shares held in the Employee Savings Plan and 1,305,046 shares for which there is shared voting and/or investment power.


         (13) The Corporation has been advised by Neuberger & Berman L.P. ("NBLP"), 605 Third Ave., New York, NY 10158-3698, that, as of February 12, 1996, NBLP had sole voting power with respect to 938,800 shares of the Corporation's Common Stock, shared voting power with respect to 1,480,000 shares of the Corporation's Common Stock, and shared power to dispose or direct the disposition of 3,249,564 shares of the Corporation's Common Stock or 5.5% of the outstanding shares of Common Stock. NBLP further has advised the Corporation that NBLP is deemed to be a beneficial owner for purpose of Rule 13(d) since it has shared power to make decisions whether to retain or dispose of the securities of many unrelated clients. NBLP does not, however have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities.

         (14) The Corporation has been advised by Dietche & Field Advisers, Inc. ("DFA"), 437 Madison Ave., New York, NY 10022, that, as of January 12, 1996, DFA had sole voting power with respect to 4,628,800 shares of the Corporation's Common Stock or 7.9% of the outstanding shares of Common Stock.

TRANSACTIONS


         A subsidiary of American Trading and Production Corporation, of which Mr. Thalheimer is Chairman of the Board and Chief Executive Officer and of which Messrs. Rosenberg and McDonald are members of the Board of Directors, during 1995 leased to a subsidiary of the Corporation a total of 4,039 square feet in the Blaustein Building, Baltimore, Maryland. Rent for this space, including escalation, totaled $48,558 in 1995.


         Crown Central Petroleum Corporation, of which Mr. Rosenberg is Chairman of the Board and Chief Executive Officer and Mr. Freeman is a member of the Board of Directors, leased space totaling 2,463 square feet to subsidiaries of the Corporation during 1995 for automatic teller machines located at various Crown stations. The cost for such space totaled $38,400.

         Healthkeepers and Health Management Corporation, affiliates of Trigon Blue Cross Blue Shield, of which Mr. Davis is Chairman of the Board and Chief Executive Officer and of which Messrs. Freeman and Harvey and Mrs. Helm are members of the Board of Directors, provided hospitalization and medical coverage for eligible employees of the Corporation and its subsidiaries during 1995. The cost for such coverage totaled $1,837,871.

         Most of the Directors, partnerships of which they are general partners and corporations of which they are directors or officers maintain normal banking relationships with the Corporation's banking subsidiaries, Signet Bank and Signet Bank N.A. Loans made by these banking subsidiaries to such persons and other entities are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, general partnerships and corporations and do not involve more than normal risk of collectibility or present other unfavorable features.





BOARD AND COMMITTEE MEETINGS


         During 1995, the Board of Directors of the Corporation held eleven meetings and the Executive Committee met four times. The Audit Committee of the Corporation met four times, the Finance Committee met five times, the Nominating, Governance and Corporate Responsibility Committee met three times, the Organization and Compensation Committee met five times and the Stock Option Committee met three times. All Directors of the Corporation, except Mr. Gottwald, attended at least 75% of the aggregate of all meetings of the Board and Committees on which they served.


COMMITTEES OF THE BOARD


         The Executive Committee, during the interim between Board meetings, has and may exercise all of the authority of the Board of Directors, except to approve certain extraordinary transactions. During 1995, the Executive Committee of the Corporation consisted of permanent members Messrs. Freeman (Chairman) and McDonald. The other members of the Committee who served for the first six months were Messrs. Butta, Davis, Heyssel and Thalheimer; and for the last six months, Mrs. Helm and Messrs. DeRusha and Rosenberg.

         The Audit Committee is composed entirely of outside Directors who are independent of the management of the Corporation and are free from any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. It recommends the engagement of independent auditors and reviews the scope of their services; reviews the Corporation's consolidated financial statements and all audits related to them; reviews the internal audit function including the scope and extent of internal audits and credit reviews; reviews the annual management report and investigates any matter brought to its attention within its purview. Also, the Committee reviews all reports of examination and management's responses and annually reviews transactions involving the Corporation and any Director, Executive Officer or their affiliates. During 1995, the Audit Committee consisted of Messrs. Butta (Chairman), Davis, Gillispie, Gottwald, Rosenberg and Thalheimer.


         The Finance Committee reviews the Corporation's financial condition and finance plans designed to assure capital adequacy and liquidity and is responsible for recommendations concerning any dividend change. The Finance Committee also reviews the investment performance of the Corporation and its Trust subsidiary. During 1995, the Finance Committee consisted of Messrs. Thalheimer (Chairman) and Davis, Mrs. Helm and Dr. Heyssel.


         The Nominating, Governance and Corporate Responsibility Committee considers candidates for election as Directors and is responsible for keeping abreast of developments with regard to corporate governance in general and Directors' duties and responsibilities in particular and corporate contributions. It also considers nominees recommended by shareholders whose recommendations should be submitted to it through the Corporate Secretary of the Corporation. During 1995, the Nominating, Governance and Corporate Responsibility Committee consisted of Mrs. Helm (Chairman), and Messrs. DeRusha, Gillispie, Gottwald and Harvey.


         The Organization and Compensation Committee recommends to the Board the election and reelection of officers, considers changes in compensation, promotions and reviews matters related to management succession. The Organization and Compensation Committee also serves as the Employee Stock Purchase Committee and the Stock Option Committee. During 1995, the Organization and Compensation Committee consisted of Messrs. Harvey (Chairman), Butta, DeRusha, Heyssel and Rosenberg.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1995, the Organization and Compensation Committee consisted of Messrs. Harvey (Chairman), Butta, DeRusha, Heyssel and Rosenberg.

         Mr. Rosenberg, who serves on the Organization and Compensation Committee, is Chairman of the Board and Chief Executive Officer of Crown Central Petroleum Corporation. Mr. Freeman, Chairman of the Board and Chief Executive Officer of the Corporation, is a Director of Crown Central Petroleum Corporation, but does not serve on its Compensation Committee.

COMPENSATION OF THE BOARD


         Non-employee Directors of the Corporation are paid an annual retainer of $14,000 plus $850 for attendance at each meeting of the Board, Executive, Audit and Organization and Compensation Committees, and $650 for each Finance and Nominating, Governance and Corporate Responsibility Committee meeting attended in the first six months of 1995 and $850 in the last six months of 1995. Directors also are reimbursed for reasonable expenses incurred to attend Board and Committee meetings. Chairmen of Committees receive an additional $875 per quarter. Directors who also are officers receive no retainer or Committee Chairman fee and no compensation for meetings attended.


         The Corporation maintains a plan pursuant to which Directors voluntarily may defer all of their fees for services performed for the Corporation (in their capacity as Directors) and receive deferred income benefits. Directors who participate will begin to receive their deferred income benefits when they cease to be Directors. Deferred income benefits also are payable to the beneficiaries or estates of Directors who die before the receipt of their benefits. Benefits generally are payable in monthly installments beginning within 90 days after retirement and extending no later than the date the individual attains age 80. The Corporation also maintains a plan pursuant to which Directors previously were permitted to defer all or a portion of their fees in order to receive income benefits. Directors who deferred fees will receive income benefits over a fifteen year period beginning when they cease to serve as Directors. No deferrals have been made under this plan since December, 1987 and no additional deferrals will be made under this plan.

         With respect to these deferred plans, upon a change of control and unless a Director made and filed with the Corporation before January 1, 1994 an irrevocable election to defer receipt of payments to his retirement or earlier termination of employment, the Corporation shall pay to each Director within thirty days of the change of control, a lump sum equal to such Director's account balance, the present value of the accrued benefit or, for those former Directors currently receiving benefits, the present value of the remaining benefits as of the date of the change of control. A change of control is defined as the acquisition of 20% or more of the Corporation's Common Stock or voting securities by a person or group, a change in the majority of the Board of Directors, a merger, liquidation, dissolution or sale of all or substantially all of the assets of the Corporation or other changes of control as determined by regulatory authorities.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides certain information concerning annual and long term compensation paid to or accrued on behalf of the Chairman and Chief Executive Officer and the four other most highly compensated Executive Officers (the "Named Executive Officers") for the years 1993, 1994 and 1995.



- -------------------------------------------------------------------------------------------

                                        SUMMARY COMPENSATION TABLE

                                                                    Long Term Compensation
                                                                   --------------------------
                       Annual Compensation                             Awards      Payouts

- ---------------------------------------------------------------------------------------------

             Name and                                               Options(1)(2)   LTIP(3)   All Other(4)
        Principal Position           Year    Salary      Bonus          /SARs       Payouts   Compensation
                                               $           $             #            $            $
- ------------------------------------------------------------------------------------------------------------

Robert M. Freeman                    1995     576,500            0     205,173     321,675       29,525
Chairman of the Board and            1994     555,000      439,850      58,348     326,350       42,978
Chief Executive Officer              1993     530,200      488,500     134,325     334,975       39,221

Malcolm S. McDonald                  1995     408,000            0     120,860     189,725       29,246
President and Chief                  1994     395,000      281,725      36,418     193,550       57,247
Operating Officer                    1993     380,000      316,100      84,804     200,700       49,763

Wallace B. Millner, III              1995     284,000       54,525      76,033     105,650       21,908
Senior Executive Vice President      1994     278,000      200,000      20,559     108,975       45,332
and Chief Financial Officer          1993     266,200      127,075      27,658     102,475       44,058

T. Gaylon Layfield, III              1995     250,000       30,000      66,791      93,000       18,935
Senior Executive Vice President      1994     240,000      155,625      29,036      94,075       21,693
and Consumer Banking Executive       1993     217,650      163,975      21,091     102,475       17,238

Kenneth H. Trout                     1995     227,250       36,350      50,888      84,525       20,413
Senior Executive Vice President      1994     207,000      107,300      15,272      81,150       22,978
and Commercial Banking Executive     1993     197,800       96,000      27,956      43,400       20,367


- ------------------------------------------------------------------------------------------------------------

(1) Reflects two for one stock split in the form of a 100 percent stock dividend distributed on July 27, 1993.

(2) On February 28, 1995, the Corporation distributed to eligible shareholders 58,477,850 shares of common stock of Capital One Financial Corporation in a tax-free spin-off. On March 15, 1995, the exercise price and aggregate number of all options outstanding on February 28, 1995 were adjusted pursuant to a formula that maintained the aggregate value of the options existing prior to the spin-off.

(3) Payout of long term cash award for three-year performance periods ending on December 31, 1993, 1994 and 1995.

(4)  All Other Compensation includes the following:


     (i) Matching contributions under the Corporation's Employee Savings and unfunded Excess Savings plans. Employee pretax contributions are matched at a rate of $0.50 for each $1.00 deferred under the plans except that no matching contributions are made with respect to deferrals on compensation which exceeds $250,000. During 1995, each Named Executive Officer received a matching contribution of $4,500 under the Employee Savings Plan. During 1995, Messrs. Freeman and McDonald elected not to receive a profit-based match under the Employee Savings Plan. Messrs. Millner, Layfield and Trout received a profit-based match of $4,500 under the Employee Savings Plan. Messrs. Freeman, McDonald, Layfield and Trout received a matching contribution of $3,000, and Mr. Millner received a matching contribution of $2,272, under the unfunded Excess Savings plan.


    (ii) Under the Corporation's Split Dollar Life Insurance Plan, individual whole life insurance is available to certain executive and management level employees. The participant pays an assumed term cost of the coverage and the Corporation pays the remainder of the premium. If all assumptions as to life expectancy and other factors occur in accordance with projections, the Corporation expects to recover the cost of the program. The amounts listed below reflect the current value of the benefits ascribed to life insurance policies purchased on the lives of the Named Executive Officers.

         Name                               Benefit Value

         Robert M. Freeman                   $ 22,025
         Malcolm S. McDonald                   21,746
         Wallace B. Millner, III               10,636
         T. Gaylon Layfield, III                6,935
         Kenneth H. Trout                       8,413

STOCK OPTIONS

         The following table provides information concerning the granting of stock options during 1995 under the Corporation's 1992 Stock Option Plan to the Named Executive Officers.

- ------------------------------------------------------------------------------------------------------------------

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                        Annual Rates of Stock
                                                                                       Price Appreciation for
                                 Individual Grants                                          Option Term (1)
- ------------------------------------------------------------------------------------   ---------------------

                                              % of Total
                                            Options/SAR's
                                Options/      Granted to    Exercise or
                                 SAR's       Employees in   Base Price  Expiration
      Name                     Granted (2)   Fiscal Year     ($/Sh)(2)     Date         5%($)         10%($)
- --------------------          ---------    ---------------  -------      ---------    ---------     --------
Robert M. Freeman               55,998 (3)      6.081%      15.73638      1/22/05    1,929,351       3,594,137
                                 4,188 (4)       .455%      23.87500      1/24/04       48,592         116,766
                                 4,187 (4)       .455%      23.87500      1/22/05       55,966         138,284
                               140,800 (5)     15.290%      18.06250      2/28/05    1,598,851       4,051,484

Malcolm S. McDonald             34,460 (3)      3.742%      15.73638      1/22/05    1,187,283       2,211,757
                                86,400 (5)      9.383%      18.06250      2/28/05      981,113       2,486,138

Wallace B. Millner, III         21,733 (3)      2.360%      15.73638      1/22/05      748,787       1,394,896
                                54,300 (5)      5.897%      18.06250      2/28/05      616,602       1,562,468

T. Gaylon Layfield, III         18,991 (3)      2.062%      15.73638      1/22/05      654,315       1,218,905
                                47,800 (5)      5.191%      18.06250      2/28/05      542,792       1,375,433

Kenneth H. Trout                14,488 (3)      1.573%      15.73638      1/22/05      499,169         929,888
                                36,400 (5)      3.953%      18.06250      2/28/05      413,339       1,047,401

- ------------------------------------------------------------------------------------------------------------------

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. The Corporation did not use an alternative formula for a grant date valuation, as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) On February 28, 1995, the Corporation distributed to eligible shareholders 58,477,850 shares of common stock of Capital One Financial Corporation in a tax-free spin-off. On March 15, 1995, the exercise price and aggregate number of all options outstanding on February 28, 1995 were adjusted pursuant to a formula that maintained the aggregate value of the options existing prior to the spin-off.

(3) Granted as part of the Corporation's annual option grant. The options are exercisable during the period beginning six months following the grant date and ending ten years after the grant date so long as the optionee continues employment with the Corporation or one of its subsidiaries. All options are granted at the fair market value of the Corporation's Common Stock on the date of grant. There were no Stock Appreciation Rights (SARs) granted to plan participants.

(4) Granted as reload options. Reload options are granted when an executive surrenders currently owned shares to satisfy payment for the exercise of an option. One reload option is granted for each such share surrendered. Reload options are exercisable beginning six months after the grant date and remain exercisable for the remainder of the term of the option for which shares were surrendered. They are granted at the fair market value of the Corporation's Common Stock on the date of grant. The reload options do not have a reload feature.

(5) Granted as part of a special one time stock option grant. Sixty percent of the options vest if the Corporation achieves certain market to book performance goals relative to the 100 largest U.S. banks based on asset size. An additional 20% of the options vest when, prior to February 28, 2000 and at least 12 months after attaining prior vesting milestones, the market to book performance goals are again achieved. If the Corporation fails to achieve all of the market to book performance goals, the unvested options become exerciseable on March 1, 2002. The options expire ten years from the grant date. Upon a change of control, the options vest provided the market to book performance goals are achieved in the quarter in which the change of control occurs. All options were granted at the fair market value of the Corporation's Common Stock on the date of grant. The options do not have a reload feature.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table provides information concerning the exercise of stock options during 1995 and unexercised stock options held as of December 31, 1995 for the Named Executive Officers.


- --------------------------------------------------------------------------------------------------------------------

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                   Value of
                                                                           Number of             Unexercised
                                                                          Unexercised            In-the-Money
                                                                        Options/SAR's at       Options/SAR's at
                                                                           FY-End (#)             FY-End ($)(2)
                             Shares Acquired            Value             Exercisable/           Exercisable/
          Name              on Exercise (#)        Realized ($) (1)      Unexercisable          Unexercisable
    -----------------       ----------------      -------------          --------------        --------------
Robert M. Freeman                  32,854              429,318              336,717/              3,701,281/
                                                                            149,175                800,800
Malcolm S. McDonald                27,914              510,605              231,157/              2,571,940/
                                                                             86,400                491,400
Wallace B. Millner, III            13,015              217,147              156,675/              2,004,955/
                                                                             54,300                308,831
T. Gaylon Layfield, III            10,800              196,075              104,626/              1,121,346/
                                                                             47,800                271,863
Kenneth H. Trout                        0                    0               69,091/                662,889/
                                                                             36,400                207,025
- --------------------------------------------------------------------------------------------------------------------

(1) The fair market value of the acquired shares of the Corporation's Common Stock minus the price of the options exercised.

(2) Based on the December 29, 1995 market price of $23.750 per share for the Corporation's Common Stock minus the exercise prices of the unexercised stock options held at that time.

LONG TERM CASH INCENTIVE PLAN

         The following table provides information concerning awards made during 1995 under the Corporation's Long Term Cash Incentive Plan to the Named Executive Officers. Cash payments are reported in the Summary Compensation Table when made.



- --------------------------------------------------------------------------------------------------------------------

             LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                              Estimated Future Payouts
                                                                        under Non-Stock Price Based Plans(1)

                             Number of        Performance or
                           Shares, Units       Other Period
                              or Other       Until Maturation       Threshold         Target           Maximum
      Name                  Rights (#)(2)        or Payout             ($)             ($)               ($)
- -----------------         ------------        ---------------       ---------       ---------         ------
Robert M. Freeman            176,400        1/1/95 to 12/31/97        44,100          176,400           352,800
Malcolm S. McDonald          104,000        1/1/95 to 12/31/97        26,000          104,000           208,000
Wallace B. Millner, III       58,000        1/1/95 to 12/31/97        14,500           58,000           116,000
T. Gaylon Layfield, III       60,000        1/1/95 to 12/31/97        15,000           60,000           120,000
Kenneth H. Trout              47,800        1/1/95 to 12/31/97        11,950           47,800            95,600
- --------------------------------------------------------------------------------------------------------------------

(1) The Corporation's total shareholder return (TSR) ranking relative to the 100 largest U.S. banks based on asset size determines award levels. The target award will be paid if the TSR ranking objective is met. The threshold amount will be earned by the achievement of 50% of the TSR ranking objective and the maximum award will be earned when the Corporation's TSR ranking is double the targeted objective. No awards are paid for performance below the threshold level. Awards are based on a percentage of the Named Executive Officer's base salary.

(2) Each unit represents one dollar, based on 1996 base salaries. Actual awards may be greater if base salaries increase. The awards shown may be decreased, but not increased at the discretion of the Organization and Compensation Committee.

PENSION PLANS

         The following table shows the estimated total annual pension benefits payable at normal retirement age (age 65) to individuals covered under both the Corporation's qualified Employee Retirement and nonqualified Executive Employee Supplemental Retirement Plans.

- --------------------------------------------------------------------------------------------------------------------

                               PENSION PLAN TABLE

                                                          Years of Service

     Remuneration                15                     20                   25 (1)             30 or More (1)
- --------------------------------------------------------------------------------------------------------------------
       $250,000               $103,125               $137,500               $137,500               $137,500
        300,000                123,750                165,000                165,000                165,000
        350,000                144,375                192,500                192,500                192,500
        400,000                165,000                220,000                220,000                220,000
        450,000                185,625                247,500                247,500                247,500
        500,000                206,250                275,000                275,000                275,000
        550,000                226,875                302,500                302,500                302,500
        600,000                247,500                330,000                330,000                330,000
        650,000                268,125                357,500                357,500                357,500
        700,000                288,750                385,000                385,000                385,000
        750,000                309,375                412,500                412,500                412,500
        800,000                330,000                440,000                440,000                440,000
        850,000                350,625                467,500                467,500                467,500
        900,000                371,250                495,000                495,000                495,000
        950,000                391,875                522,500                522,500                522,500
      1,000,000                412,500                550,000                550,000                550,000
      1,050,000                433,125                577,500                577,500                577,500
- --------------------------------------------------------------------------------------------------------------------

(1) The maximum service recognized is 20 years. Service beyond 20 years does not increase the pension benefit.


         Executive Employee Supplemental Retirement Plan (the "Plan") participants will receive upon retirement at age 65 with 20 years of service an annual retirement income for life equal to 55% of their final average annual compensation (as reported in the Summary Compensation Table as salary and bonus) during the highest three of their last five calendar years of employment. Amounts payable under the Plan will be reduced by payments determined under the Employee Retirement, the unfunded Excess Retirement and Long Term Disability plans, if applicable, and 50% of the primary Social Security benefit. Projected annual retirement benefits are $317,075 for Mr. Freeman, who currently is credited with 24 years of service; $224,400 for Mr. McDonald, who currently is credited with 25 years of service; $186,189 for Mr. Millner, who currently is credited with 25 years of service; $154,000 for Mr. Layfield, who currently is credited with 20 years of service; and $144,980 for Mr. Trout, who currently is credited with 25 years of service.


EMPLOYMENT AGREEMENTS

       The Corporation maintains employment agreements for fourteen Executive Officers including the Named Executive Officers. The purpose of these agreements is to assure shareholders that the business of the Corporation will continue with a minimum of disruption in the event a change of control of the Corporation occurs. A change of control is defined as the acquisition of 20% or more of the Corporation's Common Stock or voting securities by a person or group, a change in the majority of the Board of Directors, a merger, liquidation, dissolution or sale of all or substantially all of the assets of the Corporation or other changes of control as determined by regulatory authorities. The agreements also are intended to provide greater employment security to key operational and management executives if such a change of control occurs. If, within three years of a change of control, such officers are assigned to positions of lesser responsibilities or authority or receive lesser compensation, benefits or perquisites and as a result they terminate employment, or if their employment is terminated for reasons other than for cause, each such executive will be entitled to a lump sum payment within 30 days equal to the executive's base salary through the date of termination, a proportionate bonus based upon the executive's annual bonus for the last fiscal year and three times the sum of the executive's annual base salary, annual bonus and profit sharing awards. The executive also will be entitled to a lump sum payment equal to the accrued value of the benefit the executive would have received under the Corporation's qualified and supplemental retirement plans had the executive remained employed for the remainder of the three-year period. The Corporation will pay all income and excise taxes and any interest or penalties with respect to such taxes that may be imposed pursuant to Section 4999 of the Internal Revenue Code on such lump sum payment or other benefits under such agreements. The agreements also provide for the payment of severance benefits after voluntary termination of employment provided that such voluntary termination occurs during the 30-day window period beginning one year after the change of control.

SEVERANCE PAY PLAN

         The Corporation maintains a Severance Pay Plan (the "Plan") for its employees including the Named Executive Officers. The purpose of the Plan is to provide income to displaced employees while they seek new employment resulting from the elimination of their jobs in connection with the Corporation's restructuring, reorganization or down-sizing. Benefits under the plan are not payments for past services, nor is the Plan intended to provide benefits for employees who leave employment with the Corporation but whose employment is not in fact interrupted, even though the employment is with a different employer. All rules and decisions dealing with the administration of the Plan by the Corporation are uniformly and consistently applied to all participants under similar circumstances.

ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Organization and Compensation Committee (the "Committee") of the Board of Directors is responsible for recommending to the Board of Directors for final action the implementation, amendment or termination of executive and certain broad based employee compensation programs. The Committee is composed entirely of outside Directors who are not eligible, with the exception of the deferred compensation plans, to participate in the plans it recommends or administers.

         The Corporation's executive compensation philosophy calls for executive compensation programs which motivate executives to take actions directed toward the creation of premium shareholder value. To these ends, the Committee has adopted the following strategies:

      (bullet)      Total compensation is performance-based.

      (bullet) Success measures in performance plans are linked to shareholder interests.

      (bullet) A significant portion of the executives' total compensation is subject to performance risk.

      (bullet) A significant portion of performance-based compensation is tied to long-term performance.

      (bullet) Core compensation (salary and benefits) is maintained at competitive levels.

      (bullet) Corporate performance, as opposed to that of specific lines of business within the Corporation, carries the predominant weight in performance-based plans.

      (bullet) Total compensation is at market level when the Corporation's performance is competitive and falls below or exceeds market levels when performance varies from the market's performance.

         The primary components of the executive compensation program are base salary, the Annual Executive Incentive Compensation Plan, the Executive Long Term Incentive Plan, and the 1992 Stock Option Plan. Executive Officers also participate in a full array of broad based employee compensation and benefit programs except for the Employee Profit Sharing and group life insurance plans. In lieu of participation in the group life insurance plan, Executive Officers participate in the Split Dollar Life Insurance Plan. In years in which return on equity performance does not reach the level required to make payments under the broad based Employee Profit Sharing Plan, no awards are paid under the Annual Executive Incentive Compensation and Executive Long Term Incentive Plans.

         The Committee approves the selection of companies against which the Corporation's performance is measured for purposes of determining awards under the Annual Executive Incentive, Executive Long Term Incentive and Stock Option Plans. These companies are the largest 100 U.S. banks based on asset size.

         BASE SALARY - A base salary grade and market range has been established for the job of each Executive Officer. Base salary grades and market ranges are established based on results obtained from published compensation surveys of executive pay practices within the financial services industry. Positions are assigned to ranges based primarily on competitive pay practices and secondarily on internal assessment of the importance of the position. Market ranges are annually reviewed to assure continued competitiveness and, when necessary, adjusted on January 1. Market ranges for 1995 are the same as those established in 1993.

         Salary adjustments are considered at the beginning of each calendar year for non-director Executive Officers. Messrs. Freeman's and McDonald's salary adjustments are considered annually each July. Salary adjustments are based on the individual's base salary relative to the market range for positions of similar scope and responsibility.

         Mr. Freeman's base salary was adjusted to $588,000 on July 1, 1995, consistent with the above criteria and within the same guidelines established by the Committee with respect to all other executives of the Corporation. Mr. Freeman's salary positions him in the upper third of his assigned salary range.

         ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN - This program provides for annual cash bonuses for Executive Officers based on annual performance objectives. The performance objectives are recommended by the Committee to the Board for final approval in January of the performance year. As is true in the case of all matters pertaining to plans in which they participate, Messrs. Freeman and McDonald are required to abstain from voting on the performance objective. For 1995, the performance objective was established as the attainment of a targeted return on equity ratio.

         Awards for Messrs. Freeman and McDonald are based solely on corporate performance. Award opportunity for other Executive Officers is based 60% on corporate performance and 40% on the performance of their organizational units.


         The Plan calls for the payment of target awards when objectives are met. Target percentages for each Executive Officer are established based on results obtained from published compensation surveys of executive pay practices within the financial services industry. Targets are set at the median target percentage for positions of similar scope and responsibilities. Awards are increased or decreased when objectives are exceeded or not attained. No award is paid unless a minimum level of performance is attained. With respect to 1995, the minimum corporate performance target was not attained and Messrs. Freeman and McDonald did not receive an award. The same corporate performance results were employed in determining the awards of all other plan participants. Organizational unit objectives were also assessed in determining other plan participants' awards.


         EXECUTIVE LONG TERM CASH INCENTIVE PLAN - This program provides for annual cash bonuses based on rolling three-year performance periods. The ongoing performance objective under this plan is a targeted ranking of the Corporation's Total Shareholder Return (TSR) to those of the 100 largest U.S. banks based on asset size. TSR is the annualized rate of return resulting from stock price appreciation and dividend payments.

         Consistent with the Annual Executive Incentive Compensation Plan, performance at the level approved by the Board will result in a target award payment. Target awards are set by the Committee on a discretionary basis. Target levels have remained constant since plan inception. Awards are increased or decreased when objectives are exceeded or not attained. No award is paid unless a minimum level of performance is attained. Mr. Freeman's bonus of $321,675 with respect to the performance period ending on December 31, 1995, resulted from the Corporation exceeding its targeted ranking objective.

         STOCK OPTION PLANS - Stock options are granted to executives under the 1992 Stock Option Plan. The number of shares is determined as a percentage of salary divided by the fair market value (FMV) per share the Wednesday prior to the date of grant. The face value of the grant and corresponding number of options granted is adjusted upward or downward based on a formula that compares the Corporation's market to book (MTB) ratio to the average MTB ratio of the 100 largest U.S. Banks based on asset size. Specifically, the option derivation formula is as follows:


Salary x Guideline Percentage              Corporation's MTB Ratio
- -----------------------------     X      ---------------------------------        =      Number Shares Granted
Prior Wednesday FMV                     Mean MTB Ratio of 100 Largest Banks



         All options are granted at the market value of the Corporation's Common Stock on the date of grant. Reload options are granted to an executive when shares of Common Stock owned by the executive are tendered in payment of the exercise price of the stock option. Reload options are not granted for shares surrendered in the payment of tax withholding. The reload options do not have a reload feature.

         Mr. Freeman received a grant of 55,998 options determined by applying the criteria and methodology described above. Based on the Corporation's market to book position, Mr. Freeman's option grant, as well as the other plan participants' grants, was adjusted upward. The exercise price and aggregate number of options granted to Mr. Freeman were adjusted pursuant to a formula that maintained the aggregate value of the options existing prior to the spin-off of Capital One Financial Corporation. Mr. Freeman's reload grant of 8,375 options resulted from his tendering 8,375 shares of Common Stock for payment of an option exercise.

         ONE TIME SPECIAL STOCK OPTION GRANT - Stock Options were granted to executives under the 1992 Stock Option Plan, following the spin-off of Capital One Financial Corporation. The grant was designed to motivate executive management toward the successful reinvention of the Corporation. The number of shares granted was determined as a percentage of each participant's salary divided by the fair market value of the Corporation's Common Stock on March 1, 1995.

         All options were granted at the market value of the Corporation's Common Stock on March 1, 1995. The options under this grant do not have a reload feature. Sixty percent of the options vest if the Corporation achieves certain market to book performance goals relative to the 100 largest U.S. Banks based on asset size. An additional 20% of the options vest when, prior to February 28, 2000 and at least 12 months after attaining prior vesting milestones, the market to book performance goals are again achieved. If the Corporation fails to achieve all of the market to book performance goals, the unvested options become exerciseable on March 1, 2002. The options expire ten years from the grant date. Upon a change of control, the options vest provided the market to book performance goals are achieved in the quarter in which the change of control occurs.

         Mr. Freeman received a grant of 140,800 options determined by the methodology described above.

         INTERNAL REVENUE CODE SECTION 162(M) COMPLIANCE - The Corporation's pay philosophy is performance focused. The Corporation believes it is important to recognize and reward those who contribute to the creation of premium shareholder value. Within this compensation foundation, executives are rewarded at above market levels when they perform above market expectations, regardless of arbitrarily imposed limits, such as that created by IRC section 162(m). To avoid losing the tax deduction on executive pay when performance incentives bring individual compensation above $1 million, the Corporation has obtained shareholder approval of its performance-based cash incentive and stock option plans.

         This report is submitted by the Organization and Compensation Committee of the Corporation's Board of Directors.

William R. Harvey, Chairman
J. Henry Butta
William C. DeRusha
Robert M. Heyssel
Henry A. Rosenberg, Jr.





PERFORMANCE GRAPH

         The graph below compares the cumulative annual total shareholder return on the Corporation's Common Stock against the cumulative total return of the S&P Composite 500 Stock Index and the Keefe, Bruyette & Woods, Inc. 50 Index (a published market capitalization weighted bank stock index) for the five-year period commencing December 31, 1990 and ending December 31, 1995. The graph assumes an investment of $100 in the Corporation's Common Stock and each of the indices at the market close on December 31, 1990 and the reinvestment of all dividends, including the Corporation's spin-off of Capital One Financial Corporation on February 28, 1995, which is treated as a reinvested special dividend.

                                [GRAPH]

- ---------------------------------------------------------------------------------------------

                       1990      1991        1992         1993         1994         1995
 ---------------------------------------------------------------------------------------------
    Signet              $100    $228.84    $458.31      $725.71       $615.02      $966.87
    S&P 500             $100    $130.48    $140.41      $154.56       $156.60      $215.45
    KBW 50              $100    $158.28    $201.68      $212.86       $202.00      $323.53

 ---------------------------------------------------------------------------------------------



                           SIGNET BANKING CORPORATION
           APPROVAL OF 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

INTRODUCTION

         On December 19, 1995, the Board of Directors adopted, subject to shareholder approval, the 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan" or the "Plan"). The 1996 Directors Plan became effective January 15, 1996 but if not approved by the shareholders of the Company the Plan will terminate. The Plan also will terminate upon the earlier of (a) the adoption of a resolution of the Board terminating the Plan, (b) the date shares are no longer available for issuance under the Plan, or (c) January 14, 2006.


         The 1996 Directors Plan authorizes an aggregate maximum of 300,000 shares of the Company's Common Stock for the automatic grant of stock options to eligible members of the Company's Board of Directors. The principal features of the 1996 Directors Plan are summarized below. The summary is qualified by reference to the complete text of the Plan, which is attached as Exhibit I.

ELIGIBILITY

         A director is eligible to receive an option under the 1996 Directors Plan if the director is not otherwise an employee of the Company or any subsidiary and was not an employee of the Company or subsidiary for a period of at least one year before the date of grant of an option under the Plan. Ten members of the Board and nominees, therefore, presently qualify to receive options under the 1996 Directors Plan.


ADMINISTRATION

         The 1996 Directors Plan will be administered by the Board. Grants of stock options to eligible directors under the Plan are automatic. However, the Board has certain powers vested in it by the terms of the Plan, including, without limitation, the authority (within the limitations described therein) to prescribe the form of the agreement embodying awards of stock options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the 1996 Directors Plan will be final and conclusive. The Board may act only by a majority of its members in office, except members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. Options are nonstatutory and do not receive favorable tax treatment. The exercise price of each option granted under the Plan will be the fair market value (as defined in the Plan) of the shares on the date the option is granted.

AUTOMATIC GRANT OF OPTIONS

         On the effective date of the 1996 Directors Plan (i.e., January 15,
1996), and after the effective date of the Plan, as of each anniversary date of the effective date, each eligible director of the Company will automatically receive an option to purchase 1,000 shares of the Company's Common Stock which will become exercisable on the six-month anniversary of the date of grant. No option will be exercisable until the Plan is approved by the shareholders of the Company and all federal and state securities laws have been complied with.

         If at any time under the Plan there are not sufficient shares available to fully permit the automatic option grants, the option grants will be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available.

EXERCISE OF OPTIONS

         When the option becomes exercisable, the optionee may exercise and purchase shares of the Company's Common Stock by the payment of the purchase price for the number of shares being purchased in cash or by the transfer of shares of the Company's Common Stock owned by the optionee for six months or more (the fair market value of which is equal to the purchase price on the date of exercise) or by a combination of the foregoing.

TRANSFERABILITY OF OPTIONS

         The rights of an optionee under the 1996 Directors Plan may not be assigned or transferred other than by will or the laws of descent and distribution. Each option will be exercisable on the six-month anniversary of the date of grant, provided, however, that no option may be exercised (i) before the 1996 Directors Plan is approved by the shareholders of the Company and all applicable federal and state securities laws have been complied with; (ii) after the expiration of ten years from the date the option is granted; and (iii) later than twenty-four months after the optionee ceases to be a director. In the event of death, the optionee's personal representative can exercise the options within twelve months from the date of death of the optionee to the extent and in the manner the optionee could have exercised the options on the date of death.

AMENDMENT OF THE 1996 DIRECTORS PLAN

         The Board may suspend or discontinue the 1996 Directors Plan or revise or amend the Plan in any respect; provided, however, that to the extent required by Rule 16b-3, promulgated pursuant to section 16(b) of the Securities Exchange Act of 1934, no revision or amendment may increase the number of shares subject to the Plan or materially increase the benefits accruing under the Plan without approval of the Company's shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The 1996 Directors Plan provides for the granting of non-statutory options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. A director who receives an option under the 1996 Directors Plan will not be deemed to have received any income at the time the option is granted; however, the director will recognize ordinary income in the year any part of the option is exercised in an amount equal to the difference between the exercise price of the shares purchased and the fair market value of such shares on the exercise date. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the director. Special rules may apply if the director pays all or part of the exercise price of a non-statutory option by tendering shares of the Company's Common Stock.

         The foregoing discussion of federal income tax aspects is only a summary and is based upon interpretations of the existing laws, regulations and rulings which could be materially altered with enactment of any new tax legislation.

VOTE REQUIRED

         Approval of the 1996 Non-Employee Directors Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the annual meeting.

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" THE PROPOSED 1996 STOCK OPTION PLAN (ITEM NO. 2 ON YOUR PROXY CARD).

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for 1996, and the shareholders are requested to ratify their selection by the vote of a majority of the shares represented and voting at the meeting. Ernst & Young LLP, which has no financial interest in the Corporation or its subsidiaries, has audited the financial statements of the Corporation for each year since its incorporation. A representative of Ernst & Young LLP will be in attendance at the meeting to respond to appropriate questions and to make a statement if he so desires.

                            SHAREHOLDER PROPOSALS FOR

                               1997 ANNUAL MEETING

         Shareholder proposals for presentation to the 1997 Annual Meeting of the Shareholders must be received by the Corporation no later than November 22, 1996.

                                  OTHER MATTERS

         Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with his or their best judgment.






                                                                      EXHIBIT I

                           SIGNET BANKING CORPORATION

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Signet Banking Corporation 1996 Non-Employee Directors Stock Option Plan (the "Plan") is to encourage ownership in the Company by non-employee members of the Board of Directors, in order to promote long-term shareholder value and to provide non-employee members of the Board with an incentive to continue as directors of the Company.

         2.       DEFINITIONS.      As used in the Plan, the following terms
have the meanings indicated:

                  A.      "Board" means the Board of Directors of the Company.

                  B. "Company" means Signet Banking Corporation, a Virginia corporation.

                  C. "Company Stock" means the Common Stock of the Company (including, but not limited to, rights, options or warrants for the purchase of common or preferred stock of the Company issued to shareholders generally). If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such a change shall be deemed to be the Company Stock within the meaning of the Plan.

                  D. "Date of Grant" means the date as of which a director is automatically awarded an Option pursuant to Section 7.

                  E. "Disability" means the inability to perform the services to the Company as a director as determined by the Board, and such determination shall be conclusive.

                  F. "Effective Date" means January 15, 1996, subject to approval by shareholders of the Company.

                  G.       "Eligible Director" means a director described in
         Section 4.

                  H. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  I. "Fair Market Value" means as of the date for which a value determination is being made (or, if there were no trades on such date, the next succeeding day on which Company Stock is traded) (i) if the Company Stock is traded on an exchange, the average of the highest and lowest registered sales prices of the Company Stock at which it is traded on such day on the exchange on which it generally has the greatest trading volume, or (ii) if the Company Stock is traded on the over-the-counter market, the average between the lowest bid and highest asked prices as reported by NASDAQ.

                  J. "IRC" means the Internal Revenue Code of 1986, as amended.

                  K. "Option" or "Options" means the right to purchase Company Stock subject to the terms and conditions set forth in
         Section 7.

                  L. "Rule 16b-3" means Rule 16b-3 of the Securities Exchange Act of 1934. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

                  M. "Subsidiary" means, with respect to any corporation, a corporation more than 50% of whose voting shares are owned directly or indirectly by the Company.

         3. ADMINISTRATION. The Plan shall be administered by the Board. The award of Options under the Plan shall be automatic as described in Section 7. However, the Board shall have all powers vested in it by the terms of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement applicable to evidence the award of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

         4. PARTICIPATION IN THE PLAN. Each director of the Company who is not otherwise an employee of the Company or any Subsidiary and, if and to the extent required by Rule 16b-3, was not an employee of the Company or Subsidiary for a period of at least one year before the date of the grant of an Option under the Plan, shall be eligible to participate in the Plan.

         5. STOCK SUBJECT TO THE PLAN. The maximum number of shares of Company Stock that may be issued pursuant to the exercise of Options granted pursuant to the Plan shall be 300,000, subject to adjustment as provided in Section 11. Shares that have not been issued under the Plan allocable to Options and portions of Options that expire or terminate unexercised may again be subject to the award of a new Option. For purposes of determining the number of shares that are available under the Plan, such number shall include the number of shares surrendered by an optionee in connection with the exercise of an Option.

         6. NON-STATUTORY STOCK OPTIONS. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Code Section 422.

         7. TERMS, CONDITIONS AND AWARD OF OPTIONS. Each award of an Option shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Automatic Award of Options. Options for the purchase of shares of Company Stock shall be awarded at the times and for the number of shares as follows:

                           (i) Each Eligible Director on the Effective Date of
                  the Plan shall automatically receive an Option to purchase 1,000 shares of Company Stock.

                           (ii) After the Effective Date as of January 15 and
                  each succeeding anniversary of such date, each director who is then an Eligible Director shall automatically receive an Option to purchase 1,000 shares of Company Stock.

                  (b) Option Exercise Price. The Option exercise price shall be the Fair Market Value of the shares of Company Stock subject to such Option on the Date of Grant.

                  (c) Options Not Transferable. An Option shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. An Option transferred by will or by the laws of descent and distribution may be exercised by the optionee's personal representative as provided in Section 7(e). No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (d) Exercise of Options. An Option shall be exercisable on the six-month anniversary of the Date of Grant; provided, however, that no Option may be exercised:

                           (i) before the Plan is approved by shareholders of the Company and all applicable federal and state securities laws have been complied with;

                           (ii) if the optionee is not an Eligible Director or later than twenty-four months after the date he or she ceases to be an Eligible Director and only to the extent the Option was exercisable on the date he or she ceases to be an Eligible Director;

                           (iii) if sooner terminated in accordance with the terms of the Plan or the Option, or later than ten (10) years from the Date of Grant; and

                           (iv) except by written notice to the Company (as provided in the Option) at its principal office, stating the number of shares of Company Stock the optionee has elected to purchase, accompanied by payment in cash and/or by delivery to the Company of shares of Company common stock owned by the optionee at least six months (valued at Fair Market Value on the date of exercise) in the amount of the full Option exercise price for the shares of Company Stock being acquired thereunder.

                  (e) Death of the Optionee. In the event of the optionee's death within the period the optionee could have exercised the Option, the Option may be exercised by the optionee's personal representative within one year from the date of death to the extent and in the manner the optionee could have exercised the Option on the date of death.

         8. REDUCTION IN AWARDS. If at any time under the Plan there are not sufficient shares available to fully permit the automatic awards of Options described in paragraph 7(a), the awards shall be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available.

         9.       TERMINATION.  The Plan shall terminate upon the earlier of:

                  (a) the adoption of a resolution of the Board terminating the Plan;

                  (b) the date shares of Company Stock are no longer available under the Plan for the automatic award of Option shares; or

                  (c)      the close of business on January 14, 2006.

No termination of the Plan shall without his or her consent materially and adversely affect any of the rights or obligations of any person under any Option previously awarded under the Plan.

         10.      LIMITATION OF RIGHTS.

                  (a) No Right to Continue as a Director. Neither the Plan nor the grant of an Option, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain any person as a director for any period of time.

                  (b) No Shareholders Rights Under Options. An optionee shall have no rights as a shareholder with respect to shares of Company Stock covered by his or her Options until the date of exercise of the Option, and, except as provided in Section 11, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise.

         11.      CHANGES IN CAPITAL STRUCTURE

                  (a) If the number of outstanding shares of Company Stock is increased or decreased as a result of a subdivision or consolidation of shares, the payment of a stock dividend, stock split, spin-off, or any other change in capitalization effected without receipt of consideration by the Company (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities which may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding and conclusive on all persons, provided that in no event shall the rights or value of the Option be enhanced as a result of such adjustment.

                  (b) Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any Optionee, and the Board's determination shall be conclusive and binding on all persons for all purposes.

         12. AMENDMENT OF THE PLAN. The Board (except as provided below) may suspend or discontinue the Plan or revise or amend the Plan in any respect; provided, however, that without approval of the shareholders no revision or amendment shall increase the number of shares of Company Stock subject to the Plan (except as provided in Section 11) or materially increase the benefits accruing to participants under the Plan. The Plan shall not be amended more than once every six months other than an amendment required to comply with changes in the Internal Revenue Code or regulations thereunder.

         13. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Optionee - at the last address of the Optionee known to the sender at the time the notice or other communication is sent.

         14. CONSTRUCTION. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.



PROXY

                         SIGNET (R) BANKING CORPORATION

                      1996 ANNUAL MEETING OF SHAREHOLDERS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy hereby appoint(s) Robert M. Freeman, Malcolm S. McDonald and Sara R. Wilson, or any one of them, proxies, with full power of substitution in each, to vote all shares of Common Stock of Signet Banking Corporation owned by the Shareholder(s) at the Annual Meeting of Shareholders of Signet Banking Corporation to be held on May 28, 1996 and any adjournment thereof.

This proxy shall be voted FOR each of the matters listed on the reverse side, if no specification is made. Receipt of the Proxy Statement dated April 25, 1996, is acknowledged.

                      (continued on reverse side)

                           Admission Ticket


                           ANNUAL MEETING
                                 OF
                 SIGNET BANKING CORPORATION SHAREHOLDERS
                       TUESDAY, MAY 28, 1996
                              2:00 P.M.
                         THE JEFFERSON HOTEL
                     FRANKLIN AND ADAMS STREETS
                         RICHMOND, VIRGINIA



1. ELECTION OF DIRECTORS

FOR all nominees       WITHHOLD       J. Henry Butta, Norwood H. Davis, Jr.,
listed to the right    AUTHORITY      Wiliam C. DeRusha, Robert M. Freeman,
(except as marked    to vote for all  C. Stephenson Gillispie, Jr.,
to the contrary)     nominees listed  Bruce C. Gottwald, Jr., William R. Harvey,
    (  )                   (  )       Elizabeth G. Helm, Robert M. Heyssel,
                                      Malcolm S. McDonald, Henry A. Rosenberg,
                                      Jr., Louis B. Thalheimer

(Instruction: To withhold authority to vote for any nominee write that nominee's name on the line below.)

_______________________________________________________________________

2. Proposal to approve the adoption of the Corporation's 1996 Non-Employee Directors Stock Option Plan.

(  ) FOR       (  ) AGAINST    (  ) ABSTAIN

3. Proposal to ratify the selection by the Board of Directors of Ernst &
Young LLP as independent auditors to audit the financial statements of the Corporation for 1996, and to transact such other business as properly may come before the meeting or any adjournment thereof.

(  ) FOR       (  ) AGAINST    (  ) ABSTAIN








Signature(s) __________________ Signature(s) __________________ Date___________
NOTE: Please sign exactly as name appears hereon. Only one joint owner need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.












                      SIGNET BANKING CORPORATION